UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 25, 2021

AMERICAN TOWER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

116 Huntington Avenue
Boston, Massachusetts 02116
(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AMT	New York Stock Exchange
1.375% Senior Notes due 2025	AMT 25A	New York Stock Exchange
1.950% Senior Notes due 2026	AMT 26B	New York Stock Exchange
0.500% Senior Notes due 2028	AMT 28A	New York Stock Exchange
1.000% Senior Notes due 2032	AMT 32	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On February 25, 2021, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of American Tower Corporation (the “Company”) considered the compensation arrangements with the Company’s executive officers. The information in the table below sets forth the determinations of the Compensation Committee with respect to base salaries and cash bonus incentive targets for the year ending December 31, 2021 for the Company’s chief executive officer, chief financial officer and the four other most highly compensated executive officers who were serving as executive officers on December 31, 2020 (collectively, the “Current Named Executive Officers”).

Name and Title	2021 Base Salary	2021 Target Cash Bonus Potential (% of Base Salary / $)

Thomas A. Bartlett, President and Chief Executive Officer	$1,000,000	200% / $2,000,000
Rodney M. Smith, Executive Vice President, Chief Financial Officer and Treasurer	$586,500	100% / $586,500
Edmund DiSanto, Executive Vice President, Chief Administrative Officer, General Counsel and Secretary	$669,997	100% / $669,997
Amit Sharma, Executive Vice President and President, Asia (1)	$658,829	100% / $658,829
Olivier Puech, Executive Vice President and President, Latin America and EMEA	$640,341	100% / $640,341
Steven O. Vondran, Executive Vice President and President, U.S. Tower Division	$640,341	100% / $640,341
__________
(1)    Mr. Sharma resigned from his role as EVP and President, Asia, effective February 28, 2021, and pursuant to his transition plan, will serve as special advisor to the Company’s Asia region until his retirement on July 1, 2021. Accordingly, his base salary for 2021 did not increase from his base salary in 2020 and he will be eligible to receive a prorated cash bonus for the period he is employed by the Company.

In determining annual cash bonus incentive payments for the Company’s Current Named Executive Officers at the end of the year, the Compensation Committee bases its decisions on a number of factors, including achievement of pre-established Company financial goals for each of the Current Named Executive Officers and additionally, pre-established individual goals and objectives based on the Company's strategy for the Company's chief executive officer. If the Company exceeds its goals or the chief executive officer exceeds his established goals, the annual cash bonus incentive could be subject to increase by the Compensation Committee, up to a maximum of 200% of the executive’s bonus target.

Additional information regarding compensation of the Current Named Executive Officers will be included in the Company’s 2021 Proxy Statement when filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date:	March 3, 2021	By:	/s/ Edmund DiSanto
Edmund DiSanto
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary